UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2023

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) virtually on August 16, 2023, pursuant to the 2023 Proxy Statement and Notice of Annual Meeting of Shareholders sent on or about June 30, 2023 to all shareholders of record at the close of business on June 20, 2023. At the Meeting, 89,770,293 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.The shareholders elected the following ten Directors to each serve a one-year term expiring at the 2024 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Mercedes Abramo	78,143,358	352,142	175,139	11,099,654
Tarang P. Amin	77,909,924	572,269	188,446	11,099,654
Susan E. Chapman-Hughes	77,694,225	805,047	171,367	11,099,654
Jay L. Henderson	77,860,333	628,688	181,618	11,099,654
Jonathan E. Johnson III	77,949,731	536,471	184,437	11,099,654
Kirk L. Perry	77,984,094	505,150	181,395	11,099,654
Alex Shumate	76,012,534	2,481,850	176,255	11,099,654
Mark T. Smucker	72,038,090	5,922,734	709,815	11,099,654
Jodi L. Taylor	77,495,833	1,004,694	170,112	11,099,654
Dawn C. Willoughby	77,483,723	1,013,788	173,128	11,099,654
2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2024. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
84,820,080	4,788,526	161,687	—

3.The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s 2023 Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
74,319,577	3,926,318	424,744	11,099,654

4.    The shareholders approved, on an advisory basis, the preferred frequency of one year for future advisory votes on the Company’s executive compensation. The votes on this proposal were as follows:

Number of Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
76,038,330	144,809	2,275,249	212,251	11,099,654

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company has decided that it will hold an advisory shareholder vote on the Company’s executive compensation each year until the next required advisory vote on the frequency of an executive compensation vote, which will occur no later than the Company’s 2029 Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal Officer and Secretary

Date: August 21, 2023

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